PC&J Performance Fund

                       Supplement Dated December 30, 2005
                         To Prospectus Dated May 1, 2005


The following replaces in its entirety the second paragraph of "Description of Shares and Taxes" section of the Prospectus on page 9:

DESCRIPTION  OF  SHARES  AND  TAXES  (2ND  PARAGRAPH)

The Fund will distribute to its shareholders a dividend at least annually, and more frequently if the Adviser determines that additional distributions are in the best interest of the shareholders. The dividend will consist of the Fund's net income and net realized capital gains. The dividend will be paid only in additional shares and not in cash. For federal income tax purposes, the portion of the dividend that consists of net income and net short-term capital gains is taxable to shareholders as ordinary income. To the extent the underlying income of the Fund consists of qualified dividend income, income distributions by the Fund may be subject to the maximum long-term capital gains rate of federal income tax for individuals and may qualify for the "dividends received" deduction for corporations. The portion of the dividend that consists of net long-term capital gains is taxable to shareholders at long-term capital gain rates. It is important for shareholders to remember that the tax consequences described in this section apply to dividends even though they are paid in additional shares and not in cash.

This Supplement, and the existing Prospectus dated May 1, 2005, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2005 (as revised May 5 and October 12, 2005) have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 888-223-0600.